EXHIBIT 24

                               POWERS OF ATTORNEY


         Each of the undersigned directors and officers of Oak Hill Financial, Inc. (the "Corporation") whose signature appears below hereby appoints John D. Kidd, Ron J. Copher or H. Grant Stephenson, or either of them, as his attorney-in-fact to sign, in his name and on behalf of and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Corporation's Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 2000, and likewise to sign and file any amendments, post-effective amendments, to the Annual Report, hereby granting unto such attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person. Hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that such attorney-in-fact of his substitute may do by virtue hereof.

         IN WITENESS WHEREOF, the undersigned have executed this Power of Attorney in counterparts if necessary, effective as of February 21, 2002.


       SIGNATURE                                               TITLE

/s/     Evan E. Davis
--------------------------------------          Chairman of the Board



/s/     John D. Kidd
--------------------------------------          President, Chief Executive Officer and Director
                                                (Principal Executive Officer)


/s/     Richard P. LeGrand
--------------------------------------          Executive Vice President and Director



/s/     H. Tim Bichsel
--------------------------------------          Secretary



/s/     Ron J. Copher
--------------------------------------          Chief Financial Officer and Treasurer
                                                (Principal Financial and Accounting Officer)


/s/     Barry M. Dorsey
--------------------------------------          Director



/s/     Donald R. Seigneur
--------------------------------------          Director



/s/     William S. Siders
--------------------------------------          Director



/s/     H. Grant Stephenson
--------------------------------------          Director



/s/     C. Clayton Johnson
--------------------------------------          Director


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



           SIGNATURE                                       TITLE
/s/     D. Bruce Knox
--------------------------------------          Chief Information Officer and Director



/s/     Ralph E. Coffman, Jr.
--------------------------------------          Vice President



/s/     David G. Ratz
--------------------------------------          Executive Vice President and Chief Operating Officer












































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